Exhibit 99.1

Schedule A
Consolidated Obligation Bonds Committed to be Issued by the Federal Home Loan Bank of Dallas

TRADE DATE	CUSIP	SETTLEMENT DATE	MATURITY DATE	NEXT PAY DATE	CALL TYPE (1)	CALL STYLE (2)	RATE TYPE/ RATE SUB-TYPE (3)(4)	NEXT CALL DATE	INITIAL COUPON RATE	PAR AMOUNT
02/12/2021	3130AL5S9	02/25/2021	02/25/2031	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	08/25/2021	1.50%	$10,000,000
02/12/2021	3130AL6F6	02/25/2021	02/25/2028	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	1.00%	$15,000,000
02/12/2021	3130AL7G3	02/23/2021	02/23/2026	08/23/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/23/2022	0.60%	$50,000,000
02/12/2021	3130ALAC8	02/25/2021	02/25/2026	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/25/2021	0.40%	$10,000,000
02/12/2021	3130ALBJ2	02/26/2021	02/26/2031	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	05/26/2021	0.75%	$20,000,000
02/12/2021	3130ALC77	02/26/2021	02/26/2031	08/26/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	05/26/2021	1.125%	$35,000,000
02/12/2021	3130ALCA0	02/25/2021	02/25/2026	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	0.60%	$15,000,000
02/12/2021	3130ALCH5	02/25/2021	02/25/2031	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	1.20%	$10,000,000
02/12/2021	3130ALCJ1	02/26/2021	11/26/2025	05/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	11/26/2021	0.55%	$20,000,000
02/12/2021	3130ALCK8	02/25/2021	08/25/2026	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	0.70%	$30,000,000
02/12/2021	3130ALCM4	02/25/2021	02/25/2028	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	1.01%	$25,000,000
02/12/2021	3130ALCP7	03/10/2021	09/10/2024	09/10/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/10/2021	0.28%	$15,000,000
02/16/2021	3130ALCS1	02/25/2021	02/25/2036	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	2.00%	$35,000,000
02/16/2021	3130ALCW2	02/25/2021	02/25/2026	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2022	0.625%	$25,000,000
02/16/2021	3130ALCY8	02/22/2021	02/22/2036	08/22/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/22/2022	2.05%	$100,000,000
02/16/2021	3130ALCZ5	02/26/2021	02/26/2031	08/26/2021	Optional Principal Redemption	Canary	Fixed/ Step Up	05/26/2021	1.15%	$40,000,000
02/16/2021	3130ALDA9	02/26/2021	02/26/2027	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	05/26/2021	1.00%	$300,000,000
02/16/2021	3130ALDC5	02/25/2021	02/25/2041	08/25/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	02/25/2026	2.02%	$25,000,000

02/16/2021	3130ALDG6	03/09/2021	03/09/2026	09/09/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	09/09/2022	0.66%	$20,000,000
02/16/2021	3130ALDM3	02/26/2021	02/26/2036	08/26/2021	Optional Principal Redemption	Bermudan	Fixed/ Step Up	08/26/2021	1.125%	$10,000,000
02/16/2021	3130ALDP6	02/25/2021	02/25/2026	08/25/2021	Optional Principal Redemption	European	Fixed/ Constant	02/25/2022	0.625%	$15,000,000
02/16/2021	3130ALDT8	03/04/2021	03/04/2036	09/04/2021	Optional Principal Redemption	Bermudan	Fixed/ Constant	06/04/2021	2.20%	$25,000,000

(1)    Call Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the Bank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.
Scheduled Amortizing bonds repay principal based upon a predetermined amortization schedule, in accordance with the terms of the bond.

(2)    Call Style Description:

American - redeemable continuously on and after the first redemption date and until maturity.
Bermudan - redeemable on specified recurring dates on and after the first redemption date until maturity.
European - redeemable on a specific date only.
Multi-European - redeemable on particular dates only.
Canary - redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

(3)    Rate Type Description:

Conversion bonds have coupons that convert from fixed to variable or from variable to fixed on a predetermined date, according to the terms of the bond; in some cases, the variable coupon may be subject to an interest rate cap.
Fixed bonds pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.
Variable bonds pay interest at rates that reset periodically over the life of the bond based upon an index such as 1-month or 3-month LIBOR or the daily Federal Funds rate, according to the terms of the bond.

(4)    Rate Sub-Type Description:

Constant bonds pay interest at constant fixed rates over the life of the bond, according to the terms of the bond.
Step-Down bonds pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up bonds pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Step-Up/Step-Down bonds pay interest at increasing fixed rates and then at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.
Capped Floater bonds pay interest at variable rates subject to an interest rate ceiling, according to the terms of the bond.
Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.